                                   UAM Funds

                                   Annual Report




     ---------------------------
          Rice, Hall, James
             Portfolios
--------------------------------------------------------------------------------
                                       October 31, 1998







                                                  [LOGO OF UAM APPEARS HERE]

UAM FUNDS                                                     THE RHJ PORTFOLIOS
                                                              OCTOBER 31, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison
  Small Cap.................................................................   5
  Small/MidCap..............................................................   6
Portfolio of Investments
  Small Cap.................................................................   7
  Small/MidCap..............................................................  11
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statement of Changes in Net Assets
  Small Cap.................................................................  16
  Small/MidCap..............................................................  17
Financial Highlights
  Small Cap.................................................................  18
  Small/MidCap..............................................................  19
Notes to Financial Statements...............................................  20
Report of Independent Accountants...........................................  25

--------------------------------------------------------------------------------

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

November 20, 1998

Dear Shareholders:

The performance of the UAM Rice, Hall, James Small Cap Portfolio as of October 31, 1998 is presented below:

                                                  CALENDAR    12
                                         QUARTER    YEAR    MONTHS  INCEPTION TO
                                          ENDED   TO DATE   ENDED   DATE 7/1/94
                                         10/31/98 10/31/98 10/31/98 TO 10/31/98
                                         -------- -------- -------- ------------
RHJ Small Cap Portfolio................. -13.97%  -18.11%  -20.86%    +16.96%
Russell 2000............................  -9.57%  -12.80%  -11.84%    +12.66%
S&P 500 Index...........................  -1.57%  +14.65%  +22.01%    +25.89%
Value Line Composite....................  -8.35%  -10.12%   -8.53%     +9.57%

-----------

The past several years have been disappointing for small capitalization stocks, in general; and the last twelve months have been particularly tough for the Rice, Hall, James Small Cap Portfolio. During the latest 12 month period, the Russell 2000 small capitalization index has under-performed the S&P 500 Index by an incredible 33.85%. The Portfolio has lagged the Russell 2000 by 9% in the past 12 months; 5% year-to-date and 4% for the quarter just ended. The Small Cap Portfolio is designed to be more growth oriented than the Russell 2000 and is one quarter its size in capitalization. Unfortunately, in the past twelve months, its median cap size of under $200 million and growth orientation have worked against it.

The market value of the Small Cap Portfolio on October 31, 1998 was $43 million. Four sectors accounted for more than a 10% weighting in the Portfolio, with a significantly high concentration in services at 18%. Representation in the service sector grew from 11% at the end of last quarter as our investment team uncovered several unique and growing businesses in this area. The other sectors exceeding a 10% weighting were technology, energy related and health care.

Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

The performance of the Rice, Hall, James Small/Mid Cap Portfolio as of October 31, 1998 is presented below. Two indices are provided for comparative purposes, the S&P 500 Index and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices. This 50/50 Blended Russell index is the appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

are shown for the most recent quarter, calendar year to date, latest 12 months and inception to date.

                                                                       INCEPTION
                                                     CALENDAR    12     TO DATE
                                            QUARTER    YEAR    MONTHS   11/1/96
                                             ENDED   TO DATE   ENDED      TO
                                            10/31/98 10/31/98 10/31/98 10/31/98
                                            -------- -------- -------- ---------
RHJ Small/Mid Cap Portfolio................  -4.66%   +0.70%   +3.33%   +14.45%
50/50 Blended Russell Index................  -7.02%   -6.76%   -3.69%   +11.53%
S&P 500 Index..............................  -1.57%  +14.65%  +22.01%   +27.08%

-----------

The Rice, Hall, James Small/Mid Cap Portfolio was down for the quarter ended October 31, 1998, however, it exceeded the performance of the benchmark index by 2.36%. The Portfolio has managed to remain in positive territory and is 7% ahead of the Blended Russell Index both on a year-to-date and latest 12 month basis.

The only significant sector concentrations were in health care, 14.5%; services, 15.1%; and consumer non-durables, 13.7%. The technology sector, while not overweighted at 8.6% of the Portfolio, had tremendous performance both on an absolute and relative basis. Exposure to health care, a group not extremely sensitive to the economy, increased to 14.5% from its 7.5% weighting a quarter ago, while the insurance weighting dropped from 17% to 8.1% due to an acquisition and stocks hitting present target prices. Sector weightings do not drive our selection process, but instead are a result of our bottom up selection process. We do not expect any dramatic changes in sector exposures this quarter.

The Rice, Hall, James Small/Mid Cap Portfolio is designed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of RHJ separate accounts have been managed for many years. The market value of the Small/Mid Cap Portfolio was $21.78 million as of October 31, 1998. Capital appreciation is the portfolio objective, dividend yield is not a consideration in equity selection and no derivative investments are used.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

In past updates, we commented that we were surprised that the market was showing such strength in the face of deteriorating earnings and that the "back-end loading" of earnings estimates was a yellow flag signaling the probability of further earnings cuts. We believed that earnings, or lack thereof, was the Achilles' heel of the market. The market setback in the third calendar quarter was strong evidence that investors were no longer willing to ignore the weakening fundamental picture. Corporate pricing power is nonexistent. Labor markets are still tight and wages are firm. Margins are shrinking and we expect earnings growth will be 3% at best this year and probably closer to flat with 1997. Financial institutions are busy supporting hedge funds and the brokers' investment banking profit centers have dried up with minimal IPO (initial public offering) activity. Credit standards at the banks are rumored to be tightening due to worldwide economic uncertainty and the flight to "quality" and liquidity continues.

Investors are risk averse and have found safety, real and perceived, in cash, U.S. Treasury securities and large capitalization stocks. Notwithstanding October's strong rally in small capitalization stocks, the already wide valuation gap between large and small/mid capitalization equities has widened over the past year. The S & P 500 Index earnings had been growing 18% annually for the four years ended 12/31/95, then slowed to 9% in 1996 and 1997. Projections for a 5% to 7% two to three year projected growth rate are now being considered as possibly too high. The market, as measured by the S & P 500 Index, was 23 times 1999 earnings estimates or four times the projected earnings growth rate and the stage was set for a market decline. The S & P 500 Index has now recovered most of its 19% decline and is again trading at a price/earnings ratio (24x) of 4 times its projected earnings growth rate of 6%, still historically overvalued. Mid and small cap stocks, still 9% and 19% off their respective highs, are trading at P/E's (18x and 16x) approximately equal to their projected earnings growth rates (15% to 19%). While valuations are not historically high in the smaller capitalizations, the price declines in all capitalization areas may not yet be over. It may be the case that the narrow large cap leadership in this market (i.e. Coke, GE, Microsoft, Cisco Systems, Dell Computers, etc.) has to fall to more reasonable valuations for the market to sustain its upward trend. Whether or not mid and small cap stocks perform better than large cap stocks in a further market decline is nearly impossible to predict, but valuations suggest that the long term reward to risk strongly favors the mid and small cap names. The Federal Reserve's recent decrease in the Fed funds rate and the discount rate was the catalyst needed to rally investors in a very oversold market. While this accommodating posture of the Fed lowers the risk of domestic recession, whether or not it cures the ills in our economy, the global picture and this volatile market is still a question.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------


Whether the market rises or corrects, our area of focus remains the same. There are a great number of good quality attractive ideas in the small and mid cap sectors where valuations have not reached the historically high levels of the big caps and we will continue to construct what we think is the most attractive portfolio of these names. Our area of focus will continue to be on fundamentally strong growth companies with market capitalizations between $300 million and $2.5 billion for the Small/Mid Cap Portfolio and capitalizations between $40 million and $500 million in the Small Cap Portfolio. We will not try to time the market, but instead will remain fully invested in the most attractively priced small and mid capitalization growth stocks where positive change is present, regardless of the industry or sector represented.

Sincerely,

Rice, Hall, James & Associates

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without Affiliates temporary fee waivers and expenses assumed by Affiliates, total returns for the Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

                      DEFINITION OF THE COMPARATIVE INDEX

The S & P 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

Performance Comparison
------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
       RICE, HALL, JAMES SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX.


--------------------------------------
     AVERAGE ANNUAL TOTAL RETURN**
   FOR PERIOD ENDED OCTOBER 31, 1998
--------------------------------------
      1 YEAR         SINCE 7/1/94*
--------------------------------------
     (20.86)%          16.96%
--------------------------------------

                           [LINE GRAPH APPEARS HERE]

        DATE     RICE, HALL, JAMES SMALL CAP PORTFOLIO       RUSSELL 2000 INDEX
     ---------   -------------------------------------       ------------------

       7/1/94*                   10,000                             10,000
     10/31/94                    11,140                             10,651
     10/31/95                    15,885                             12,606
     10/31/96                    18,971                             14,700
     10/31/97                    24,935                             19,012
     10/31/98                    19,734                             16,761

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
  * Commencement of Operations.
 ** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
  + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
 ++ For comparative purposes, the value of the Russell 2000 Index on 6/30/94 is used as the beginning value on 7/1/94.

                      Definition of the Comparative Index

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

Performance Comparison
-------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
  RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO, THE 50/50 BLENDED RUSELL INDEX,
            THE RUSSELL MID CAP INDEX AND THE RUSSELL 2000 INDEX.

       ----------------------------------------
            AVERAGE ANNUAL TOTAL RETURN**
          FOR PERIOD ENDED OCTOBER 31, 1998
       ----------------------------------------
           1 YEAR          SINCE 11/1/96*
       ----------------------------------------
            3.33%              14.45%
       ----------------------------------------

                           [LINE GRAPH APPEARS HERE]

            RICE, HALL, JAMES    50/50 RUSSELL                    RUSSELL MID
   DATE    SMALL CAP PORTFOLIO   BLENDED INDEX    RUSSELL 2000     CAP INDEX
---------  -------------------   -------------    ------------    -----------
 1-Nov-96        10,000              10,000          10,000          10,000
31-Oct-97        12,676              12,906          12,933          12,878
31-Oct-98        13,098              12,430          11,402          13,452

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the 50/50 Blended Russell Index, Russell 2000 Index and the Russell Mid Cap Index on 10/31/96 is used as the beginning value on 11/1/96.

                      Definition of the Comparative Index

The 50/50 Blended Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3000 largest U.S. publicly traded companies.

The Russell Mid Cap Index is an unmanaged index composed of the 800 smallest companies in the Russell 1000 Index, a U.S. equity index of the 1000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 91.7%
                                                            SHARES     VALUE+
                                                          ---------- -----------
 BANKS - 5.0%
  *AmeriCredit Corp......................................     30,000 $   401,250
  BancFirst Corp.........................................     20,000     760,000
  Guaranty Bancshares, Inc...............................     20,000     190,000
  *Willis Lease Finance Corp.............................     45,000     759,375
                                                                     -----------
                                                                       2,110,625
                                                                     -----------
 BASIC INDUSTRIES - 8.8%
  *Brunswick Technologies, Inc...........................     40,000     295,000
  Excel Industries, Inc..................................     27,000     383,063
  Harmon Industries, Inc.................................     31,500     793,406
  *Holophane Corp........................................     20,000     426,250
  *Mansur Industries, Inc................................     25,000     368,750
  *Northwest Pipe Co.....................................     30,000     498,750
  Spartech Corp..........................................     30,000     540,000
  *Thermo Sentron, Inc...................................     30,000     300,000
  Trion, Inc.............................................     40,000     115,000
                                                                     -----------
                                                                       3,720,219
                                                                     -----------
 COMPUTERS - 1.6%
  *Micro Focus Group plc ADR.............................     35,000     665,000
                                                                     -----------
 CONSTRUCTION - 2.5%
  *IONICS, Inc...........................................     20,000     620,000
  *RDO Equipment Company, Class A........................     50,000     425,000
                                                                     -----------
                                                                       1,045,000
                                                                     -----------
 CONSUMER DURABLES - 3.4%
  Cavalier Homes, Inc....................................    150,000   1,453,125
                                                                     -----------
 CONSUMER NON-DURABLES - 9.6%
  *Craig Corp............................................     30,000     243,750
  *Eidos plc ADR.........................................     45,000     607,500
  *Home Products International, Inc......................     70,000     700,000
  *O'Charleys, Inc.......................................     67,500     776,250
  *Omega Protein Corp....................................     58,000     514,750
  *Rare Hospitality International, Inc...................     60,000     720,000
  The First Years, Inc...................................     32,500     507,813
                                                                     -----------
                                                                       4,070,063
                                                                     -----------
 ENERGY RELATED - 12.1%
  *Independent Energy Holdings plc ADR...................    115,000     761,875
  *Pool Energy Services Co...............................     90,000   1,198,125

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                          ---------- -----------
 ENERGY RELATED - CONTINUED
  *Superior Energy Services Inc..........................    280,000 $ 1,120,000
  *Swift Energy Co.......................................     90,000     821,250
  *Unit Corp.............................................    185,000   1,202,500
                                                                     -----------
                                                                       5,103,750
                                                                     -----------
 HEALTH CARE - 10.4%
  *ABAXIS, Inc...........................................    100,000     178,125
  *Andrx Corp............................................     20,000     775,000
  *IGEN International, Inc...............................     25,000     745,312
  *Intensiva Healthcare Corp.............................    105,000     590,625
  *LifeCell Corp.........................................     85,000     385,156
  *National Research Corp................................     70,000     363,125
  *Nitinol Medical Technologies..........................     55,000     247,500
  *PharmaPrint, Inc......................................     35,000     347,813
  *Prime Medical Services, Inc...........................    100,000     750,000
                                                                     -----------
                                                                       4,382,656
                                                                     -----------
 INSURANCE - 2.9%
  Argonaut Group, Inc....................................     16,500     415,594
  *Superior National Insurance Group, Inc................     45,000     798,750
                                                                     -----------
                                                                       1,214,344
                                                                     -----------
 RETAIL - 2.6%
  *Books-A-Million, Inc..................................     75,000     206,250
  *Elder-Beerman Stores Corp.............................     35,000     409,063
  *Tropical Sportswear International Corp................     25,000     500,000
                                                                     -----------
                                                                       1,115,313
                                                                     -----------
 SERVICES - 18.4%
  *Butler International, Inc.............................     30,000     540,000
  *Extended Systems, Inc.................................    150,000   1,012,500
  *F.Y.I., Inc...........................................     35,000     980,000
  *FirstService Corp.....................................     85,000     977,500
  *Group Maintenance America Corp........................     40,000     517,500
  *Hoenig Group, Inc.....................................     60,000     427,500
  *Kroll-O'Gara Co.......................................     30,000     735,000
  *Mac-Gray Corp.........................................     55,000     550,000
  *National Media Corp...................................     75,000     398,437
  *Quest Education Corp..................................     90,000     658,125
  *StaffMark, Inc........................................     55,000     952,187
                                                                     -----------
                                                                       7,748,749
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                          ---------- -----------
 TECHNOLOGY - 10.1%
  *Cree Research, Inc....................................     20,000 $   502,500
  *DataWorks, Corp.......................................    160,000   1,090,000
  *JDA Software Group, Inc...............................     30,000     285,000
  *Phoenix International Ltd., Inc.......................     56,000     987,000
  *Pomeroy Computer Resources, Inc.......................     40,000     672,500
  *Symmetricom, Inc......................................     80,000     480,000
  *Viagrafix Corp........................................     76,600     248,950
                                                                     -----------
                                                                       4,265,950
                                                                     -----------
 TELECOMMUNICATIONS - 2.3%
  *Datum, Inc............................................     20,000     140,000
  *RF Micro Devices, Inc.................................     35,000     831,250
                                                                     -----------
                                                                         971,250
                                                                     -----------
 TRANSPORTATION - 2.0%
  *Hub Group, Inc........................................     18,000     324,000
  *Jevic Transportation, Inc.............................     50,000     356,250
  *Transportation Components.............................     40,000     150,000
                                                                     -----------
                                                                         830,250
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $40,055,672)............................  38,696,294
                                                                     -----------
 PREFERRED STOCKS -  0.7%
 CONSUMER NON-DURABLE - 0.7%
  *Craig Corp. (Cost $316,309)...........................     40,000     300,000
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
                                              OCTOBER 31, 1998
-------------------------------------------------------------------------------

 RIGHTS -  0.0%
                    NO. OF
                    RIGHTS     VALUE+
                  ---------- -----------

 BASIC INDUSTRIES -
 0.0%
  *Mansur
   Industries,
   Inc.,
   expiring
   9/30/08 (Cost
   $0).............   40,000 $       --
                             -----------
 SHORT-TERM IN-
   VESTMENT -
    9.6%
                     FACE
                    AMOUNT
                  ----------
 REPURCHASE
  AGREEMENT -
   9.6%
  Chase
   Securities,
   Inc. 4.90%,
   dated
   10/30/98, due
   11/2/98, to
   be
   repurchased
   at
   $4,055,655,
   collateralized
   by $3,901,267
   of various
   U.S. Treasury
   Notes,
   5.375%-
   6.875%, due
   5/31/99-
   2/15/04,
   valued at
   $4,054,054
   (Cost
   $4,054,000)....$4,054,000.  4,054,000
                             -----------
  TOTAL INVESTMENTS  -
    102.0% (Cost
   $44,425,981) (a)...........43,050,294
                             -----------
  OTHER ASSETS AND
   LIABILITIES (NET) -
    (2.0)%.................     (831,660)
                             -----------
  NET ASSETS - 100.0%......  $42,218,634
                             ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $44,462,089. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $1,411,795. This consisted of aggregate gross unrealized appreciation for all securities of $4,767,003 and aggregate gross unrealized depreciation for all securities of $6,178,798. At October 31, 1998 sector diversification of the Portfolio was as follows:

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 93.6%
                                                            SHARES     VALUE+
                                                          ---------- -----------
 BASIC INDUSTRIES - 7.6%
  Dexter Corp............................................     18,000 $   526,500
  OM Group, Inc..........................................     17,000     554,625
  *Royal Group Technologies Ltd..........................     14,500     289,094
  *SPX Corp..............................................      5,459     297,174
                                                                     -----------
                                                                       1,667,393
                                                                     -----------
 CAPITAL CONSTRUCTION - 2.4%
  *Jacobs Engineering Group, Inc.........................     15,900     518,738
                                                                     -----------
 CONSUMER DURABLES - 5.1%
  Clayton Homes, Inc.....................................     24,100     372,044
  International Game Technology..........................     32,400     731,025
                                                                     -----------
                                                                       1,103,069
                                                                     -----------
 CONSUMER NON-DURABLES - 13.7%
  *Foodmaker, Inc........................................     30,000     474,375
  *Suiza Foods Corp......................................     17,600     574,200
  *The Cheesecake Factory, Inc...........................     28,100     530,387
  *Valassis Communications, Inc..........................     21,000     837,375
  Warnaco Group, Inc.....................................     22,300     570,044
                                                                     -----------
                                                                       2,986,381
                                                                     -----------
 ENERGY RELATED - 2.0%
  *Ocean Energy, Inc.....................................     35,000     437,500
                                                                     -----------
 HEALTH CARE - 14.5%
  *Alternative Living Services, Inc......................     21,300     556,463
  *Alza Corp.............................................     20,700     991,012
  *Dura Pharmaceuticals, Inc.............................     22,000     264,000
  *Henry Schein, Inc.....................................      9,100     350,350
  *Shire Pharmaceuticals Group plc ADR...................     14,600     317,550
  Teva Pharmaceutical Industries Ltd. ADR................     17,000     667,250
                                                                     -----------
                                                                       3,146,625
                                                                     -----------
 INSURANCE - 8.1%
  LandAmerica Financial Group, Inc.......................     12,000     623,250
  Mutual Risk Management Ltd.............................     11,500     388,844
  Terra Nova (Bermuda) Holdings Ltd......................     27,000     749,250
                                                                     -----------
                                                                       1,761,344
                                                                     -----------
 MISCELLANEOUS - 2.0%
  Standard Register Co...................................     15,000     430,313
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                          ---------- -----------
 NATURAL RESOURCES - 1.4%
  Minerals Technologies, Inc.............................      6,900 $   314,381
                                                                     -----------
 RETAIL - 8.0%
  Kellwood Co............................................     24,000     654,000
  *PETsMART, Inc.........................................     59,000     424,063
  *Zale Corp.............................................     28,200     667,987
                                                                     -----------
                                                                       1,746,050
                                                                     -----------
 SERVICES - 15.1%
  *ABR Information Services, Inc. .......................     21,000     393,750
  *Concord EFS, Inc. ....................................     36,900   1,047,037
  Lesco, Inc. ...........................................     16,000     204,000
  R.H. Donnelly Corp.....................................     31,600     442,400
  *Rental Service Corp...................................     22,000     489,500
  Select Appointments Holdings plc ADR...................     18,700     317,900
  Stewart Enterprises, Inc., Class A.....................     17,300     397,900
                                                                     -----------
                                                                       3,292,487
                                                                     -----------
 TECHNOLOGY - 8.6%
  *Gemstar International Group Ltd.......................      8,800     480,700
  MacDermid, Inc. .......................................      6,000     219,750
  *Network Appliance, Inc. ..............................     16,000     864,000
  *United Video Satellite Group, Inc. ...................     20,000     312,500
                                                                     -----------
                                                                       1,876,950
                                                                     -----------
 TELECOMMUNICATIONS - 1.8%
  Comsat Corp............................................     10,000     394,375
                                                                     -----------
 TRANSPORTATION - 3.3%
  *Dura Automotive Systems, Inc..........................     11,000     259,875
  Interpool, Inc.........................................     31,900     450,587
                                                                     -----------
                                                                         710,462
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $19,600,205)............................  20,386,068
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
                                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 6.4%
                                                          FACE
                                                         AMOUNT     VALUE+
                                                       ---------- -----------
 REPURCHASE AGREEMENT - 6.4%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $1,395,570,
   collateralized by $1,342,444 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-2/15/04,
   valued at $1,395,019 (Cost $1,395,000)............. $1,395,000 $ 1,395,000
                                                                  -----------
  TOTAL INVESTMENTS - 100.0% (Cost $20,995,205) (a)..............  21,781,068
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.0%......................        (942)
                                                                  -----------
  NET ASSETS - 100%.............................................. $21,780,126
                                                                  ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $20,995,205. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $785,863. This consisted of aggregate gross unrealized appreciation for all securities of $2,276,236 and aggregate gross unrealized depreciation for all securities of $1,490,373.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS
                                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

  STATEMENT OF ASSETS AND LIABILITIES
                                                      SMALL CAP   SMALL/MID CAP
                                                      PORTFOLIO     PORTFOLIO
                                                     -----------  -------------
 ASSETS
 Investments, at Cost............................... $44,425,981   $20,995,205
                                                     ===========   ===========
 Investments, at Value..............................  43,050,294    21,781,068
 Cash...............................................         448           167
 Receivable for Portfolio Shares Sold...............      63,132        89,729
 Dividends Receivable...............................      12,765           972
 Interest Receivable................................       1,104           380
 Other Assets.......................................       1,072           469
                                                     -----------   -----------
  Total Assets......................................  43,128,815    21,872,785
                                                     -----------   -----------
 LIABILITIES
 Payable for Investments Purchased..................     738,852        52,658
 Payable for Portfolio Shares Redeemed..............     102,656           199
 Payable for Investment Advisory Fees--Note B.......      23,931         2,548
 Payable for Administrative Fees--Note C............      12,177        10,636
 Payable for Custodian Fees--Note D.................       1,365         2,122
 Payable for Account Service Fees--Note F...........         544           287
 Payable for Directors' Fees--Note G................         707           647
 Other Liabilities..................................      29,949        23,562
                                                     -----------   -----------
  Total Liabilities.................................     910,181        92,659
                                                     -----------   -----------
 NET ASSETS......................................... $42,218,634   $21,780,126
                                                     ===========   ===========
 NET ASSETS CONSIST OF:
 Paid in Capital.................................... $44,095,053   $20,672,711
 Accumulated Net Realized Gain (Loss)...............    (500,732)      321,552
 Unrealized Appreciation (Depreciation).............  (1,375,687)      785,863
                                                     -----------   -----------
 NET ASSETS......................................... $42,218,634   $21,780,126
                                                     ===========   ===========
 Institutional Class Shares
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................   3,263,010     1,689,684
 NET ASSET VALUE, Offering and Redemption Price Per
  Share.............................................      $12.94        $12.89
                                                          ======        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS
                                                     YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
                                                      SMALL CAP    SMALL/MID CAP
                                                      PORTFOLIO      PORTFOLIO
                                                     ------------  -------------
 INVESTMENT INCOME
 Interest..........................................  $    212,806    $101,860
 Dividends.........................................       122,002     122,078
                                                     ------------    --------
  Total Income.....................................       334,808     223,938
                                                     ------------    --------
 EXPENSES
 Investment Advisory Fees--Note B..................       367,727     158,487
 Administrative Fees--Note C.......................       102,922      81,037
 Custodian Fees--Note D............................        12,108       6,411
 Account Services Fees--Note F.....................         1,857       7,312
 Directors' Fees--Note G...........................         3,039       2,630
 Audit Fees........................................        13,803       8,921
 Legal Fees........................................         3,509       1,243
 Printing Fees.....................................        11,504      14,074
 Registration and Filing Fees......................        17,487      26,598
 Shareholder Servicing Fees........................        29,362       1,751
 Other Expenses....................................         7,722       4,135
 Account Services Fees Waived--Note F..............           --       (7,312)
 Investment Advisory Fees Waived--Note B...........           --      (57,343)
                                                     ------------    --------
  Net Expenses Before Expense Offset...............       571,040     247,944
 Expense Offset--Note A............................        (2,173)        --
                                                     ------------    --------
  Net Expenses After Expense Offset................       568,867     247,944
                                                     ------------    --------
 NET INVESTMENT LOSS...............................      (234,059)    (24,006)
                                                     ------------    --------
 NET REALIZED GAIN (LOSS) ON INVESTMENTS...........      (470,760)    327,208
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  ON INVESTMENTS...................................   (10,327,282)    (86,200)
                                                     ------------    --------
 TOTAL NET GAIN (LOSS).............................   (10,798,042)    241,008
                                                     ------------    --------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $(11,032,101)   $217,002
                                                     ============    ========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                     YEAR ENDED    YEAR ENDED
                                                    OCTOBER 31,   OCTOBER 31,
                                                        1998          1997
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Loss.............................  $   (234,059) $   (224,474)
  Net Realized Gain (Loss)........................      (470,760)    6,189,598
  Net Change in Unrealized
   Appreciation/Depreciation......................   (10,327,282)    5,992,504
                                                    ------------  ------------
  Net Increase/Decrease in Net Assets Resulting
   from Operations................................   (11,032,101)   11,957,628
                                                    ------------  ------------
 DISTRIBUTIONS:
  Net Realized Gain...............................    (5,978,687)   (3,197,327)
                                                    ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................    43,148,322    34,602,981
  In Lieu of Cash Distributions...................     5,699,557     3,051,692
  Redeemed........................................   (41,390,608)  (28,131,214)
                                                    ------------  ------------
  Net Increase from Capital Share Transactions....     7,457,271     9,523,459
                                                    ------------  ------------
  Total Increase/Decrease.........................    (9,553,517)   18,283,760
 NET ASSETS:
  Beginning of Period.............................    51,772,151    33,488,391
                                                    ------------  ------------
  End of Period (including undistributed net
   investment loss of $0 and $(224,474),
   respectively)..................................  $ 42,218,634  $ 51,772,151
                                                    ============  ============
 (1) Shares Issued and Redeemed:
     Shares Issued................................     2,774,792     1,973,490
     In Lieu of Cash Distributions................       369,621       210,469
     Shares Redeemed..............................    (2,640,417)   (1,553,527)
                                                    ------------  ------------
                                                         503,996       630,432
                                                    ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                      YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1998         1997
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income (Loss).......................  $   (24,006) $    12,547
  Net Realized Gain..................................      327,208      158,564
  Net Change in Unrealized
   Appreciation/Depreciation.........................      (86,200)     872,063
                                                       -----------  -----------
  Net Increase in Net Assets Resulting from
   Operations........................................      217,002    1,043,174
                                                       -----------  -----------
 DISTRIBUTIONS:
  Net Investment Income..............................       (4,105)      (9,068)
  Net Realized Gain..................................     (164,220)         --
                                                       -----------  -----------
  TOTAL DISTRIBUTIONS................................     (168,325)      (9,068)
                                                       -----------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.............................................   13,529,061   13,404,528
  In Lieu of Cash Distributions......................      153,289        8,451
  Redeemed...........................................   (4,908,362)  (1,489,624)
                                                       -----------  -----------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS.......    8,773,988   11,923,355
                                                       -----------  -----------
  TOTAL INCREASE.....................................    8,822,665   12,957,461
 NET ASSETS:
  Beginning of Period................................   12,957,461          --
                                                       -----------  -----------
  End of Period (including undistributed net
   investment income of $0 and $3,479,
   respectively).....................................  $21,780,126  $12,957,461
                                                       ===========  ===========
 (1) Shares Issued and Redeemed:
     Issued..........................................    1,032,302    1,157,280
     In Lieu of Cash Distributions...................       12,422          781
     Redeemed........................................     (380,344)    (132,757)
                                                       -----------  -----------
                                                           664,380    1,025,304
                                                       ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                               RHJ SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      JULY 1,
                                YEARS ENDED OCTOBER 31,             1994*** TO
                            -------------------------------------   OCTOBER 31,
                             1998      1997      1996      1995        1994
                            -------   -------   -------   -------   -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $ 18.76   $ 15.73   $ 15.87   $ 11.14     $10.00
                            -------   -------   -------   -------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)..................    (0.06)    (0.08)    (0.10)    (0.07)      0.01
 Net Realized and
  Unrealized Gain (Loss)..    (3.47)     4.59      2.73      4.81       1.13
                            -------   -------   -------   -------     ------
 Total From Investment
  Operations..............    (3.53)     4.51      2.63      4.74       1.14
                            -------   -------   -------   -------     ------
DISTRIBUTIONS
 Net Investment Income....      --        --        --      (0.01)       --
 In Excess of Net
  Investment Income.......      --        --        --       0.00#       --
 Net Realized Gain........    (2.29)    (1.48)    (2.77)      --         --
                            -------   -------   -------   -------     ------
 Total Distributions......    (2.29)    (1.48)    (2.77)    (0.01)       --
                            -------   -------   -------   -------     ------
NET ASSET VALUE, END OF
 PERIOD...................  $ 12.94   $ 18.76   $ 15.73   $ 15.87     $11.14
                            =======   =======   =======   =======     ======
TOTAL RETURN..............   (20.86)%   31.44%    19.43%    42.59%+    11.40%**+
                            =======   =======   =======   =======     ======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands)..............  $42,219   $51,772   $33,488   $18,910     $8,287
Ratio of Expenses to
 Average Net Assets.......     1.16%     1.21%     1.37%     1.40%      1.40%*
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets...............    (0.48)%   (0.53)%   (0.78)%   (0.63)%     0.30%*
Portfolio Turnover Rate...      120%      158%      181%      180%         5%
Ratio of Voluntarily
 Waived Fees and Expenses
 Assumed by Affiliates to
 Average Net Assets.......      N/A       N/A       N/A      0.11 %     2.38%*
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets..................     1.16%     1.21%     1.37%     1.40%       N/A

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates during the periods indicated.
  # Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           RHJ SMALL/MID CAP PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     YEAR ENDED OCTOBER 31,  NOVEMBER 1, 1996*
                                              1998          TO OCTOBER 31, 1997
                                     ---------------------- -------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................         $ 12.64               $ 10.00
                                            -------               -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)......           (0.01)                 0.03
 Net Realized and Unrealized Gain..            0.42                  2.64
                                            -------               -------
 Total From Investment Operations..            0.41                  2.67
                                            -------               -------
DISTRIBUTIONS
 Net Investment Income.............           (0.00)#               (0.03)
 Net Realized Gain.................           (0.16)                  --
                                            -------               -------
 Total Distributions...............           (0.16)                (0.03)
                                            -------               -------
NET ASSET VALUE, END OF PERIOD.....         $ 12.89               $ 12.64
                                            =======               =======
TOTAL RETURN+......................            3.33 %               26.76%
                                            =======               =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).......................         $21,780               $12,957
Ratio of Expenses to Average Net
 Assets............................            1.25 %                1.25%
Ratio of Net Investment Income
 (Loss) to Average Net Assets......           (0.12)%                0.24%
Portfolio Turnover Rate............              83 %                  56%
Ratio of Voluntarily Waived Fees
 and Expenses Assumed by Affiliates
 to Average Net Assets.............            0.33 %                1.29%
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..            1.25 %                1.25%

 * Commencement of Operations
 + Total return would have been lower had certain fees not been waived and ex-
   penses assumed by Affiliates during the period.
 # Value is less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Halls, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:
    RICE, HALL, JAMES SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.
    RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.
    Permanent book and tax basis differences resulted in reclassifications as follows:

                                        UNDISTRIBUTED  ACCUMULATED
                                        NET INVESTMENT NET REALIZED  PAID IN
   RICE, HALL, JAMES PORTFOLIOS             INCOME         GAIN      CAPITAL
   ----------------------------         -------------- ------------ ---------
   Small Cap...........................    $458,533     $(224,474)  $(234,059)
   Small/MidCap .......................      24,632            --     (24,632)

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio for a monthly fee calculated at an annual rate of 0.75% and 0.80% of average daily net assets, for the month, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, each Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of each Portfolio, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
RICE, HALL, JAMES PORTFOLIOS                              FEES        TO CGFSC
----------------------------                         -------------- ------------
Small Cap...........................................    $102,922      $80,210
Small/Mid Cap.......................................      81,037       70,275

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small Mid/Cap Portfolio incurred $301 and $195, respectively, in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' assets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

service provider has voluntarily agreed to waive its fees in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the year ended October 31, 1998, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $54,265,720 and $22,188,441 and sales of $55,687,422 and
$14,722,309 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At October 31, 1998, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                            NO. OF        %
RICE, HALL, JAMES PORTFOLIOS                             SHAREHOLDERS OWNERSHIP
----------------------------                             ------------ ---------
Small Cap...............................................       1          37%
Small/Mid Cap...........................................       2          43%

  At October 31, 1998, the Rice, Hall, James Small Cap Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $445,650 which will expire on 10/31/2006.

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer provide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio (the "Portfo-lios"), Portfolios of the UAM Funds, Inc., at October 31, 1998, and the re-sults of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with gener-ally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by cor-respondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

-------------------------------------------------------------------------------

UAM FUNDS                                                        RHJ PORTFOLIOS
-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1998 Rice, Hall, James Small Cap Portfolio hereby designates $2,015,384 and $274,732 as 28% and 20% long-term capital gain dividends, re-spectively, for the purpose of the dividend paid deduction on their federal income tax return.

For the period ended October 31, 1998 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 2.8% and 12.9%, respectively, for Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio.

UAM FUNDS                                       THE RICE, HALL, JAMES PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President

John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary

Nancy J. Dunn                           Gary L. French
Director                                Treasurer

Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer

William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer

Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary

--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                      ------------------------------------------
                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.
                                      ------------------------------------------